UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2008 (March 7, 2008)

IFTH Acquisition Corp. (f/k/a InfoTech USA, Inc.)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)
7 Kingsbridge Road, Fairfield, New Jersey 07004 (Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (973) 227-8772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On March 7, 2008, J. Robert Patterson notified IFTH Acquisition Corp. (the “Company”) of his resignation, effective March 21, 2008, from his position as the Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company. Mr. Patterson will continue to be a director of the Company.

Item 8.01.   Other Events.

At a meeting held on March 11, 2008, the Board of Directors of the Company, pursuant to its bylaws, changed the headquarters and principal place of business of the Company to: 1690 South Congress Ave., Suite 200, Delray Beach, FL 33445. All future correspondence and communications from shareholders and others to the Company should be directed to this address.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFTH ACQUISITION CORP.

Date: March 11, 2008	By:	/s/ J. Robert Patterson
J. Robert Patterson
Vice President, Chief Financial Officer, Secretary, Treasurer and Director